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                                   FORM 8-K/A

                                Amendment No. 1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: December 22, 1994


                         LAURENTIAN CAPITAL CORPORATION

                          Commission File No.:  0-8403


      Incorporated in the                             I.R.S. Employer
       State of Delaware                             Identification No.
                                                        59-1611314

                            640 Lee Road, Suite 303
                           Wayne, Pennsylvania 19087

                         Registrant's Telephone Number
                       Including Area Code:  610/889-7400
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                 AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K

     The following amends the Current Report on Form 8-K filed by Laurentian Capital Corporation dated December 22, 1994.

Item 5.  OTHER EVENTS.

     a) On December 22, 1994 the Company entered into a Change of Control Agreement with Robert T. Rakich, President and Chief Executive Officer of the Company, a copy of which is attached hereto as Exhibit 10.9 and made a part hereof, which amended and restated a prior agreement between such parties dated December 13, 1993.

     b) On December 22, 1994 the Company entered into a Change of Control Agreement with Bernhard M. Koch, Senior Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, a copy of which is attached hereto as Exhibit 10.10 and made a part hereof, which amended and restated a prior agreement between such parties dated December 13, 1993.

     c) On December 22, 1994 the Company entered into a Change of Control Agreement with David L. Wilson, Jr., Senior Vice President and Chief Investment Officer of the Company, a copy of which is attached hereto as
        Exhibit 10.11 and made a part hereof, which amended and restated a prior agreement between such parties dated August 31, 1994.

Item 7.  EXHIBITS.

Exhibit 10.9 Change of Control Agreement with Robert T. Rakich dated December 22, 1994.

Exhibit 10.10 Change of Control Agreement with Bernhard M. Koch dated December
              22, 1994.

Exhibit 10.11 Change of Control Agreement with David L. Wilson, Jr. dated
              December 22, 1994.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LAURENTIAN CAPITAL CORPORATION
                                          BY: /s/  Bernhard M. Koch
                                              ---------------------
                                              Bernhard M. Koch
                                              Secretary

March 9, 1995


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